POWER OF ATTORNEY

     The undersigned Officers and Directors of TEMPLETON CAPITAL ACCUMULATOR FUND, INC. (the "Registrant") hereby appoint Bruce G. Leto, Deborah R. Gatzek, Barbara J. Green, Murray L. Simpson and David P. Goss (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

     The undersigned Officers and Directors hereby execute this Power of Attorney as of the 28th day of November, 2000.


/s/HARRIS J. ASHTON                               /s/CHARLES B. JOHNSON
-------------------------------                   -----------------------------
Harris J. Ashton, Director                         Charles B. Johnson, Director


/s/NICHOLAS F. BRADY                              /s/BETTY P. KRAHMER
-------------------------------                   -----------------------------
Nicholas F. Brady, Director                        Betty P. Krahmer, Director


/s/CHARLES E. JOHNSON                             /s/GORDON S. MACKLIN
-------------------------------                   -----------------------------
Charles E. Johnson, Director                       Gordon S. Macklin, Director


/s/S. JOSEPH FORTUNATO                            /s/FRED R. MILLSAPS
-------------------------------                   -----------------------------
S. Joseph Fortunato, Director                      Fred R. Millsaps, Director


/s/JOHN WM. GALBRAITH                             /s/GARY P. MOTYL
-------------------------------                   -----------------------------
John Wm. Galbraith, Director                      Gary P. Motyl, President


/s/ANDREW H. HINES, JR.                          /s/BRUCE S. ROSENBERG
-------------------------------                  ------------------------------
Andrew H. Hines, Jr., Director                   Bruce S. Rosenberg, Treasurer


/s/EDITH E. HOLIDAY                               /s/FRANK J. CROTHERS
-------------------------------                   -----------------------------
Edith E. Holiday, Director                        Frank J. Crothers, Director


/s/CONSTANTINE DEAN TSERETOPOULOS
----------------------------------------
Constantine Dean Tseretopoulos, Director